                                                          Financial Statements

                     Palm Royale Country Club Operations
                              December 31, 1996


                      Maryanov Madsen Gordon & Campbell
           CERTIFIED PUBLIC ACCOUNTANTS--A Professional Corporation

                     PALM ROYALE COUNTRY CLUB OPERATIONS
                              TABLE OF CONTENTS
                              DECEMBER 31, 1996

                                                                    PAGE
                                                                 --------
INDEPENDENT AUDITORS' REPORT                                           1
FINANCIAL STATEMENTS
 BALANCE SHEET                                                         2
 STATEMENT OF OPERATIONS AND PARTNERS' DEFICIT IN PALM ROYALE
  COUNTRY CLUB                                                         3
 STATEMENT OF CASH FLOWS                                             4-5
 NOTES TO FINANCIAL STATEMENTS                                      6-11
 SCHEDULES TO FINANCIAL STATEMENTS                                 12-13

                [MARYANOV MADSEN GORDON & CAMPBELL LETTERHEAD]
           CERTIFIED PUBLIC ACCOUNTANTS -A PROFESSIONAL CORPORATION

                         INDEPENDENT AUDITORS' REPORT

Family Golf Centers, Inc.
Palm Royale Country Club Operations
Melville, New York

We have audited the accompanying balance sheet of Palm Royale Country Club Operations owned and operated by Palm Lakes Partners, Ltd., as of December 31, 1996, and the related statements of operations and partners' deficit in Palm Royale Country Club and cash flows for the year then ended. These financial statements are the responsibility of Palm Lakes Partners, Ltd. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Palm Royale Country Club Operations as of December 31, 1996, and the results of their operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information contained in Schedules 1 and 2 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Maryanov Madsen Gordon & Campbell
June 9, 1997

        LIABILITIES AND PARTNERS' DEFICIT IN PALM ROYALE COUNTRY CLUB

 CURRENT LIABILITIES
 Current portion of long-term debt........... $   18,863
 Notes payable to related parties............    110,791
 Accounts payable............................      6,104
 Accrued expenses............................      1,929
 Prepaid golf dues...........................      9,348
 Accrued interest............................      5,907
 Accrued interest--related parties...........     18,214
 Due to Palm Lakes Partners, Ltd.............    373,609
                                             -----------
   Total current liabilities.................    544,765

LONG-TERM DEBT, net of current portion ......    640,454
CONTINGENCIES................................     --
                                             -----------
   Total liabilities.........................  1,185,219
PARTNERS' DEFICIT IN PALM ROYALE COUNTRY
CLUB.........................................   (247,630)
                                             -----------
                                              $  937,589
                                             ===========

                     PALM ROYALE COUNTRY CLUB OPERATIONS

                         STATEMENT OF OPERATIONS AND
                PARTNERS' DEFICIT IN PALM ROYALE COUNTRY CLUB
                         YEAR ENDED DECEMBER 31, 1996

 INCOME
 Greens fees and dues.........................  $ 258,390
 Tournaments..................................     15,196
 Club and cart rentals........................     20,000
 Pro shop sales...............................      6,440
 Clubhouse rentals............................     10,189
                                              -----------
    Total income..............................    310,215
                                              -----------

EXPENSES
 Golf course expenses--Schedule 1.............    175,944
 Depreciation and amortization................     49,553
 Advertising..................................     11,029
 General and administrative--Schedule 2 ......    140,010
                                              -----------
    Total expenses............................    376,536
                                              -----------

LOSS FROM OPERATIONS..........................    (66,321)

OTHER INCOME (EXPENSES)
 Interest income..............................      1,370
 Other income.................................      3,652
 Interest expense.............................    (84,926)
                                              -----------

NET LOSS......................................   (146,225)

PARTNERS' DEFICIT IN PALM ROYALE COUNTRY CLUB
 Beginning of year............................   (101,405)
                                              -----------
PARTNERS' DEFICIT IN PALM ROYALE COUNTRY CLUB
 End of year..................................  $(247,630)
                                              ===========

The accompanying notes are an integral part of these financial statements.

                     PALM ROYALE COUNTRY CLUB OPERATIONS

                           STATEMENT OF CASH FLOWS
                         YEAR ENDED DECEMBER 31, 1996

INCREASE IN CASH
Cash flows from operating activities:
 Cash received from customers.................  $ 324,172
 Cash paid to suppliers and employees ........   (382,303)
 Interest received............................      1,370
 Interest paid................................    (77,807)
                                              -----------
  Net cash used by operating activities ......   (134,568)
                                              -----------

Cash flows from investing activities:
 Capital expenditures.........................     (2,441)
 Proceeds from sale of fixed assets...........        350
                                              -----------
  Net cash used by investing activities ......     (2,091)
                                              -----------

Cash flows from financing activities:
 Repayments from limited partner..............      1,136
 Advances to general partner..................       (968)
 Repayments to limited partners and others ...    (61,000)
 Net borrowings from Palm Lakes Partners,
  Ltd.........................................    373,610
 Repayment of note payable....................    (13,967)
                                              -----------
  Net cash provided by financing activities ..    298,811
                                              -----------

Net increase in cash..........................    162,152

Cash at beginning of year.....................      2,382
                                              -----------

Cash at end of year...........................  $ 164,534
                                              ===========

Continued


The accompanying notes are an integral part of these financial statements.

                     PALM ROYALE COUNTRY CLUB OPERATIONS

                           STATEMENT OF CASH FLOWS
                         YEAR ENDED DECEMBER 31, 1996

 (Continued)

RECONCILIATION OF NET LOSS TO NET CASH
 USED BY OPERATING ACTIVITIES:
Net loss......................................  $(146,225)
                                              ------------

Adjustments to reconcile net loss to net cash
 used by operating activities:
 Depreciation and amortization................     49,553
 (Increase) decrease in assets:
  Accounts receivable.........................        135
  Inventory...................................       (502)
  Deposits....................................     10,170
 Increase (decrease) in liabilities:
  Accounts payable............................    (52,410)
  Accrued expenses............................     (4,589)
  Prepaid golf dues...........................      2,181
  Accrued interest............................       (124)
  Accrued interest--related parties...........      7,243
                                              ------------

   Total adjustments..........................     11,657
                                              ------------

   Net cash used by operating activities .....  $(134,568)
                                              ============

  The accompanying notes are an integral part of these financial statements.

                     PALM ROYALE COUNTRY CLUB OPERATIONS

                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Nature of Business
         The Palm Royale Country Club (the "Club") was purchased in April, 1993 by Palm Lakes Partners, Ltd., a Colorado limited partnership (the "Partnership"). The Partnership owns, operates and manages the Club's operations which consist of a golf course, pro shop, club house and restaurant (presently leased by an outside catering company) which are open to the general public. The Club is located in La Quinta, California.

         Estimates
         The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

         Cash and Cash Equivalents
         For purposes of the statement of cash flows, the Club considers all highly liquid investment instruments purchased with an original maturity of three months or less to be cash equivalents.

         Allowance for Doubtful Accounts
         The Club uses the allowance method for determining uncollectible accounts. At December 31, 1996, the allowance for doubtful accounts amounted to $13,021.

         Inventory
         The Club has a limited inventory of retail items sold in the golf shop. Inventory is valued at the lower of cost or market on the first-in first-out (FIFO) basis.

Continued

                     PALM ROYALE COUNTRY CLUB OPERATIONS

                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Property and Equipment
         Property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the assets as follows:

Golf course improvements     30 years
Clubhouse building           30 years
Furniture and fixtures       10 years
Machinery and equipment      5-7 years

         Acquisition Costs
         Acquisition costs incurred by the Partnership as a result of its purchase of the Club are amortized using the straight-line method over five years.

         Partners' Deficit in Palm Royale Country Club
         Partners' deficit is based on the Club's operations since purchased in 1993. The Partnership's other activity is not reflected in these financial statements, and accordingly, only the assets, liabilities and results of operations from Palm Royale Country Club are presented.

         Income Taxes
         Since the Club is an operating activity owned by a Colorado limited partnership, no income taxes are applicable.

         Advertising
         Advertising costs, except for costs associated with direct-response advertising, are charged to operations when incurred. The costs of direct-response advertising are capitalized and amortized over the period during which future benefits are expected to be received. At December 31, 1996, no costs were capitalized and amortized.

                     PALM ROYALE COUNTRY CLUB OPERATIONS

                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

NOTE 1: ACCOUNTS RECEIVABLE FROM RELATED PARTIES

         The Club bills the Palm Royale Country Club Homeowners' Association (the "Association") its portion of the cost of water withdrawn from the well on the golf course property, the cost of the electricity or other energy used to pump the water from such well, the cost of maintaining and repairing such pump and well (including their replacement, if necessary), and any taxes required to be paid in connection with the withdrawal of water from such well, which portion is equal to the ratio of the area of the landscaped common area to the sum of the area of that portion of the golf course property consisting of irrigated landscaping and the area of the landscaped common property. At present, the landscaped common property amounts to approximately 40.4% of the total property. During the year ended December 31, 1996, the Association reimbursed the Club $11,341 for such expenses. As of December 31, 1996, accounts receivable from the Association amounted to $13,875.

         The Association is contesting billings for 1994 and 1995 in the amount of $13,021. This amount is included in the allowance for doubtful accounts at December 31, 1996.

         As of December 31, 1996, accounts receivable from general partner David Evans (50% shareholder of the corporation which is the general partner of the limited partnership which owns and operates the Club) amounted to $968.

NOTE 2: PROPERTY AND EQUIPMENT

         The following is a summary of property and equipment at cost, less accumulated depreciation as of December 31, 1996:

                                 AMOUNT
                              ----------
Golf course improvements .....  $441,226
Clubhouse building............   219,657
Furniture and fixtures........    35,404
Operating equipment...........    80,272
Machinery.....................    17,069
Land..........................   110,306
                              ----------
                                 903,934
  Less accumulated
   depreciation...............   146,850
                              ----------
                                $757,084
                              ==========

                     PALM ROYALE COUNTRY CLUB OPERATIONS

                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

NOTE 3: LONG-TERM DEBT

         Long-term debt consisted of the following at December 31, 1996:

                                                         AMOUNT
                                                      ----------
Note payable to bank at variable rate equal to
two percent (2%) per annum in excess of the
prime interest rate as announced by Bank of
America, monthly interest and principal payments
amortized over twenty (20) years, due April 23, 2003,
and secured by real property, assigned leases and
rents, and personal property..........................  $659,317

Less current portion..................................    18,863
                                                      ----------
Long-term debt, net of current portion................  $640,454
                                                      ==========

    The following is a summary of principal maturities of long-term debt:

 YEAR ENDED
DECEMBER 31,          AMOUNT
------------------- ---------
  1997.............. $ 18,863
  1998..............   20,942
  1999..............   23,249
  2000..............   25,812
  2001 and
   thereafter.......  570,451
                    ---------
                     $659,317
                    =========

                     PALM ROYALE COUNTRY CLUB OPERATIONS

                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

NOTE 4: NOTES PAYABLE TO RELATED PARTIES

         Notes payable to related parties consisted of the following at December 31, 1996:

                                              AMOUNT
                                            ---------
Note payable to general partner, David
Evans at ten percent (10%) per annum,
due on demand.............................   $ 34,791

Note payable to James R. Evans (brother
of general partner, David Evans) at ten
percent (10%) per annum, due on demand ...      6,000

Note payable to limited partner, Gene
Schneider at six percent (6%) per annum,
due on demand.............................     70,000
                                             --------
                                             $110,791
                                             ========

NOTE 5: DUE TO PALM LAKES PARTNERS, LTD.

         In October 1995, the Partnership sold an operation it previously managed, Palm Lakes Golf Course, resulting in a note receivable to the Partnership of $400,000 plus interest. During the year ended December 31, 1996, the note and resulting interest was paid in full, with the proceeds deposited into the Club's bank account. These proceeds were used to pay additional expenses relating to Palm Lakes Golf Course, as well as subsidize the Club's current year operations. The net of the cash received and disbursed on behalf of Palm Lakes Golf Course has been shown in these financial statements as monies due to the Partnership. At December 31, 1996, the amount due to Palm Lakes Partners, Ltd. was $373,609.

NOTE 6: CONTINGENCIES

         Subsequent to year-end, the Club was informed by the local utility company that billings since the date of connection were prepared incorrectly resulting in a balance due for this period of $167,437. Management of the Club has indicated they are not in agreement with this additional billing. It is uncertain at this time if the utility company will pursue collection of this amount, and accordingly, no accrual has been reflected in these financial statements.

                     PALM ROYALE COUNTRY CLUB OPERATIONS

                        NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1996

NOTE 7: OPERATING LEASES

         The Club leases a copy machine under an operating lease expiring September, 1997.

         A schedule of minimum future payments under this lease at December 31, 1996 is as follows:

 YEAR ENDED
DECEMBER 31,                        AMOUNT
--------------                     --------
  1997.........................      $652
                                     ====

         Operating lease expense for the year ended December 31, 1996 was $869.

NOTE 8: OPERATING LEASE AGREEMENT

         The Club leases its clubhouse restaurant facilities - consisting of the kitchen and storage room/office with use of the bar, dining and patio areas upon request - to an outside catering company
         ("lessor") for the purposes of preparation of hot and cold food and beverages for sale on and off the premises. The term of the lease is for a five (5) year period beginning May 1, 1995, with an option to extend the term, unless sooner terminated pursuant to cancellation privileges contained within the lease agreement. The annual rent for the first two (2) years is ten thousand dollars ($10,000) per year to be paid in ten (10) equal installments on the first of each month except for the months of July and August. The rent for the third and fourth years of the term of this lease shall increase four percent (4%) to ten thousand four hundred dollars ($10,400) and thereafter increase four percent (4%) to ten thousand eight hundred sixteen dollars ($10,816) for the fifth and last year of the lease. Lease income earned during the year ended December 31, 1996 was $10,000.

NOTE 9: CONCENTRATION OF CREDIT RISK

         The Club maintains its cash account in one commercial bank located in the Coachella Valley. The total cash balance is secured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. At December 31, 1996, and various times throughout the year, the Club's deposits exceeded the federally insured limit.

NOTE 10: SUBSEQUENT EVENTS

         Subsequent to year-end, the Partnership entered into a letter of intent regarding the sale of the Club to an unrelated entity. Terms of this agreement have not yet been finalized.

                                                                    Schedule 1

                     PALM ROYALE COUNTRY CLUB OPERATIONS

                       SCHEDULE OF GOLF COURSE EXPENSES
                         YEAR ENDED DECEMBER 31, 1996

Golf course maintenance............ $ 71,270
Golf course utilities .............   16,039
Golf course wages..................   82,336
Pro shop expenses..................    6,299
                                    --------
                                    $175,944
                                    ========

See accompanying notes and auditors' report.

                                                                    Schedule 2

                     PALM ROYALE COUNTRY CLUB OPERATIONS

                     SCHEDULE OF ADMINISTRATIVE EXPENSES
                         YEAR ENDED DECEMBER 31, 1996

Bank charges....................... $  1,884
Insurance..........................   17,369
Licenses...........................      352
Legal and accounting...............   18,522
Maintenance--clubhouse.............    4,668

Miscellaneous......................      202
Office expense.....................    1,644
Operating expense..................    3,649
Security...........................      296
Taxes--real and personal property .   12,686

Taxes--payroll.....................   13,401
Telephone..........................    2,806
Utilities..........................   10,153
Wages..............................   52,378
                                    --------
                                    $140,010
                                    ========

See accompanying notes and auditors' report.